EXHIBIT 4.1
                                   -----------






                               Notices of Exercise

                               NOTICE OF EXERCISE

                    (To be Executed by the Registered Holder
                 in order to Exercise the Conversion Privilege)

The undersigned hereby irrevocably elects to exercise the conversion privilege under the Secured Convertible Note held by the undersigned to acquire shares of common stock ("Common Stock") of SPINTEK GAMING TECHNOLOGIES, INC. (the "Company") as of April 29, 1999. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the Holder for any exercise, except for transfer taxes, if any. A copy of the Convertible Note is attached hereto.*

The undersigned acknowledges that all offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon exercise of the Convertible Note must be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Act") or pursuant to an exemption from registration under the Act.


                      Date of Exercise:          April 26, 1997


                      Note Amount Converted:     $250,000


                      Number of Shares of Common Stock
                      to be Issued: ________________________________________


                      Signature:  /s/ L.L.E. Hollman/ E.R. van den Stoon
                                  -----------------------------------------
                                   Curacao Corporation Company  N.V.
                                        Managing Director

                      Name:        NAC Investments Properties, Inc. N.V.


                      Address: c/o CITCO
                                   P.O. Box 812
                                   De Ruyterkade 62
                                   Willemstad, Curacao
                                   NETHERLANDS ANTILLES

* No Shares of Common Stock will be issued until the Warrant to be exercised and the Notice of Exercise are received by the Company or its Transfer Agent.

                               NOTICE OF EXERCISE

                    (To be Executed by the Registered Holder
                 in order to Exercise the Conversion Privilege)

The undersigned hereby irrevocably elects to exercise the conversion privilege under the Secured Convertible Note held by the undersigned to acquire shares of common stock ("Common Stock") of SPINTEK GAMING TECHNOLOGIES, INC. (the "Company") as of April 29, 1999. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the Holder for any exercise, except for transfer taxes, if any. A copy of the Convertible Note is attached hereto.*

The undersigned acknowledges that all offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon exercise of the Convertible Note must be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Act") or pursuant to an exemption from registration under the Act.


                      Date of Exercise:          April 26, 1997


                      Note Amount Converted:     $100,000


                      Number of Shares of Common Stock
                      to be Issued: _____________________________________


                      Signature: /s/ Patrick W. McGrath
                                 ----------------------------------------


                      Name:        Patrick W. McGrath


                      Address: Suite 13
                               4770 Von Karman
                               Newport Beach, California 92663

* No Shares of Common Stock will be issued until the Warrant to be exercised and the Notice of Exercise are received by the Company or its Transfer Agent.

                               NOTICE OF EXERCISE

                    (To be Executed by the Registered Holder
                 in order to Exercise the Conversion Privilege)

The undersigned hereby irrevocably elects to exercise the conversion privilege under the Secured Convertible Note held by the undersigned to acquire shares of common stock ("Common Stock") of SPINTEK GAMING TECHNOLOGIES, INC. (the "Company") as of April 29, 1999. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the Holder for any exercise, except for transfer taxes, if any. A copy of the Convertible Note is attached hereto.*

The undersigned acknowledges that all offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon exercise of the Convertible Note must be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Act") or pursuant to an exemption from registration under the Act.


                      Date of Exercise:          April 26, 1997


                      Note Amount Converted:     $250,000


                      Number of Shares of Common Stock
                      to be Issued: ________________________________________


                      Signature: /s/ Patrick W. McGrath
                      ---------------------------------
                      Signature: /s/ Donna McGrath
                      ----------------------------

                      Name:        Patrick W. McGrath & Donna McGrath

                      Address: 1321 Hampshire Circle
                               Newport Beach, California 92663

* No Shares of Common Stock will be issued until the Warrant to be exercised and the Notice of Exercise are received by the Company or its Transfer Agent.

                               NOTICE OF EXERCISE

                    (To be Executed by the Registered Holder
                 in order to Exercise the Conversion Privilege)

The undersigned hereby irrevocably elects to exercise the conversion privilege under the Secured Convertible Note held by the undersigned to acquire shares of common stock ("Common Stock") of SPINTEK GAMING TECHNOLOGIES, INC. (the "Company") as of April 29, 1999. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the Holder for any exercise, except for transfer taxes, if any. A copy of the Convertible Note is attached hereto.*

The undersigned acknowledges that all offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon exercise of the Convertible Note must be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Act") or pursuant to an exemption from registration under the Act.


                       Date of Exercise:          April 26, 1997


                       Note Amount Converted:     $4,000,000


                       Number of Shares of Common Stock
                       to be Issued:______________________________________


                       Signature: /s/ Malcolm C. Davenport V
                       -------------------------------------


                       Name:        Malcolm C. Davenport V Family Trust


                       Address: 409 West 10th Street
                                P.O. Box 659
                                West Point, Georgia 31833

* No Shares of Common Stock will be issued until the Warrant to be exercised and the Notice of Exercise are received by the Company or its Transfer Agent.

                               NOTICE OF EXERCISE

                    (To be Executed by the Registered Holder
                 in order to Exercise the Conversion Privilege)

The undersigned hereby irrevocably elects to exercise the conversion privilege under the Secured Convertible Note held by the undersigned to acquire shares of common stock ("Common Stock") of SPINTEK GAMING TECHNOLOGIES, INC. (the "Company") as of April 29, 1999. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the Holder for any exercise, except for transfer taxes, if any. A copy of the Convertible Note is attached hereto.*

The undersigned acknowledges that all offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon exercise of the Convertible Note must be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Act") or pursuant to an exemption from registration under the Act.


                      Date of Exercise:          April 26, 1999


                      Note Amount Converted:     $100,000


                      Number of Shares of Common Stock
                      to be Issued: ________________________________________


                      Signature: /s/ Lloyd D. Levenson
                                 ------------------------------------------


                      Name:        Lloyd D. Levenson


                      Address: 1125 Atlantic Avenue
                               Atlantic City, New Jersey 08401

* No Shares of Common Stock will be issued until the Warrant to be exercised and the Notice of Exercise are received by the Company or its Transfer Agent.